UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934 (Amendment No.         )

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           ☑           Definitive Proxy Statement
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BLUE DOLPHIN ENERGY COMPANY
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that an Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Dolphin Energy Company, a Delaware corporation (referred to herein as “Blue Dolphin,” “we,” “us” and “our”), will be held on Wednesday, June 4, 2014 at 10:00 a.m. Central Daylight Time at Blue Dolphin’s principal office located at 801 Travis Street, Suite 2100 77002, Houston, Texas.  At the Annual Meeting, stockholders will consider proposals to:

(1)	Elect four (4) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;
(2)	Approve, on an advisory basis, a non-binding vote on executive compensation (“Say on Pay”);
(3)	Approve, on an advisory basis, a non-binding vote on the frequency of say-on-pay votes;
(4)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and
(5)	Transact any other business that may properly come before the Annual Meeting.

Additional information regarding the Annual Meeting is set forth in the accompanying proxy statement.  Our Board of Directors (the “Board”) has specified the close of business on May 13, 2014 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting.  Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Regardless of whether you plan to attend the Annual Meeting in person, we request that you vote your shares of Blue Dolphin common stock at your earliest convenience in order to ensure that your shares of Blue Dolphin common stock will be represented at the Annual Meeting. Depending on how you hold your shares of Blue Dolphin common stock, options to cast your ballot include the Internet, telephone, or mail.  If you have Internet access, we recommend that you record your vote via the Internet.

AVAILABILITY OF PROXY MATERIALS – IMPORTANT NOTICE
Proxy materials are available online http://www.shareholdervote.info/

MEETING DETAILS

Location Blue Dolphin Energy Company 801 Travis Street (On Travis Street at Rusk Street; directly across from The Esperson Buildings) 21st Floor, Suite 2100, Houston, Texas 77002	Parking Parking will be validated for attendees that park in the 801 Travis Street parking garage, which is operated by Focus Point (entrance off Rusk Street).

Proxy Forms
Registered stockholders may vote in person at the Annual Meeting using either blank proxy forms or their preprinted proxy form. Beneficial stockholders that desire to vote in person at the Annual Meeting must use the preprinted proxy form provided by the brokerage firm, bank, trust or other nominee. The inspector of election at the Annual Meeting has access to the registered stockholder’s list to verify whether a registered stockholder is entitled to vote as of the Record Date. However, the inspector of election does not have access to the control number verification system brokerage firms, banks, trusts and other nominees use to verify whether a beneficial stockholder is entitled to vote at the Annual Meeting.

By Order of the Board

/s/ IVAR SIEM
Ivar Siem
Chairman of the Board
May 16, 2014
Houston, Texas

BLUE DOLPHIN ENERGY COMPANY

May 19, 2014

To Our Stockholders:

Blue Dolphin Energy Company is dedicated to maintaining safe, efficient and reliable refinery operations, improving liquidity and profitability, and focusing on safety and environmental stewardship.  Throughout 2013, we took a number of steps to more effectively operate the Nixon Facility and manage the spread between our cost to acquire crude oil and the price of the refined petroleum products that we ultimately sell, as follows:

●
Safety and Environmental Management – We implemented programs and procedures across the company for managing safety and environmental matters with a focus on the assignment of responsibilities, sound risk management and decision-making, efficient and cost-effective planning and operations and regulatory compliance.  We also completed an assessment of process safety management (“PSM”) standards at the Nixon Facility.  Improving our PSM standards and developing a PSM program at the Nixon Facility, which is designed to address all aspects of Occupational Safety and Health Administration guidelines for developing and maintaining a comprehensive PSM program, is an integral part of our safety and environmental management strategy going forward;

●
Improved Product Mix – The Nixon Facility began producing jet fuel – the Nixon Facility’s fifth commercially saleable product – in mid-September 2013.  Jet fuel is produced by separating the distillate stream into kerosene and diesel and blending the kerosene with a portion of the heavy naphtha stream.  Production of jet fuel, which is considered a higher value product, significantly upgrades the value of the naphtha component.  We plan to significantly increase the production of jet fuel during 2014;

●
Naphtha Stabilizer and Depropanizer Units Refurbishment – We continued the refurbishment of certain components of the Nixon Facility, including the naphtha stabilizer and depropanizer units at the Nixon Facility, which we anticipate will: (i) improve the overall quality of the naphtha that we produce, (ii) allow higher recovery of lighter products that can be sold as a liquefied petroleum gas mix, and (iii) increase the amount of throughput that can be processed by the Nixon Facility.  The estimated cost to refurbish the naphtha stabilizer and depropanizer units is approximately $1.5 million; and

●
Nixon Facility Improvements – We continued to enhance our condition-based predictive maintenance turnaround policy and completed several smaller capital improvement projects at the Nixon Facility, such as installing new laboratory equipment and a new caustic system and upgrading loading bay meters.

This is an exciting time for the shareholders of Blue Dolphin. We consider the future to be bright, and we are well positioned for growth in 2014. The Board, management, and staff thank you for being a shareholder and partner in Blue Dolphin.

With regards,

Jonathan P. Carroll
Chief Executive Officer and President

801 Travis Street, Suite 2100, Houston, Texas 77002
Phone (713) 568-4725 ● Fax (713) 227-7626 ● www.blue-dolphin-energy.com

PROXY STATEMENT BLUE DOLPHIN ENERGY COMPANY

TABLE OF CONTENTS

PROCEDURAL MATTERS	2
General	2
Date, Time and Place	2
Purpose	2
Record Date; Who Is Entitled to Vote	2
Material Delivery	2
Quorum	2
Abstentions and Broker Non-Votes	3
Votes Required for Approval	3
Voting Your Shares	4
Revoking Your Proxy	4
Who Can Answer Your Questions	4
Reimbursement of Solicitation Expenses	4
FREQUENTLY ASKED QUESTIONS (FAQs)	5
PROPOSALS	8
(1) ELECTION OF DIRECTORS	8
(2) ADVISORY NOTE ON SAY ON PAY	9
(3) ADVISORY NOTE ON FREQUENCY OF SAY-ON-PAY VOTES	10
(4) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
(5) TRANSACTION OF OTHER MATTERS	11
EXECUTIVE OFFICERS	12
COMMITTEES AND MEETINGS OF THE BOARD	13
AUDIT COMMITTEE REPORT	14
CORPORATE GOVERNANCE	15
EXECUTIVE AND DIRECTOR COMPENSATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS	21
WHERE YOU CAN FIND MORE INFORMATION	22
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	22

Remainder of Page Intentionally Left Blank

PROCEDURAL MATTERS

General

This proxy statement and accompanying notice and proxy form are being furnished to the stockholders of Blue Dolphin Energy Company (referred to herein as “Blue Dolphin,” “we,” “us” and “our”) in connection with the solicitation of proxies by Blue Dolphin’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof.

Date, Time and Place

The Annual Meeting will be held on Wednesday, June 4, 2014 at 10:00 a.m. Central Daylight Time at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

Purpose

At the Annual Meeting, stockholders are being asked to consider and vote upon proposals to:

(1)	Elect four (4) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;
(2)	Approve, on an advisory basis, Say on Pay;
(3)	Approve, on an advisory basis, a non-binding vote on the frequency of say-on-pay votes;
(4)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and
(5)	Transact any other business that may properly come before the Annual Meeting.

Record Date; Who Is Entitled to Vote

The Board has fixed the close of business on May 13, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.  A list of registered stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten (10) days prior to the Annual Meeting at our principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.  On the Record Date, there were 10,446,218 shares of our common stock, par value $0.01 per share (the “Common Stock”), outstanding. Stockholders are entitled to one vote per share of Common Stock held on the Record Date on each matter presented at the Annual Meeting.

Material Delivery

This proxy statement, along with its accompanying notice and proxy form, are first being mailed to stockholders on or about May 22, 2014. We are also mailing an insert notifying stockholders that our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Annual Report”) is available online.

Quorum

The holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting and represented in person or by proxy shall constitute a quorum at the Annual Meeting for the transaction of business.

Abstentions and Broker Non-Votes

Abstentions – If a stockholder abstains from voting on a proposal, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast.  Accordingly, an abstention will have no effect on the proposal regarding the election of directors as the nominees are elected by a plurality of the votes cast.  Abstentions on proposals that require the affirmative vote of a majority of the shares entitled to vote and represented at the Annual Meeting, in person or by proxy, will, in effect, be a vote against such matter.

Broker Non-Votes – Broker non-votes occur when brokers, banks or other nominees that hold shares on behalf of beneficial (“street name”) stockholders do not receive voting instructions from the beneficial stockholders prior to the Annual Meeting and do not have discretionary voting authority to vote those shares.  Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether or not a quorum is present.  However, under New York Stock Exchange Rule 452, which has been approved by the Securities and Exchange Commission (the “SEC”), brokers are prohibited from voting shares of Common Stock for which they have not received instructions on non-routine matters, including the election of directors.

Votes Required for Approval

With the exception of the election of directors, our By-Laws, as amended and restated (the “By-Laws”), require an affirmative vote of a majority of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, either in person or by proxy, for the proposal to be approved. The votes required for approval, and the impact of abstentions and broker non-votes for each proposal stockholders are being asked to consider and vote upon are as follows:

Proposal (1) — Election of Directors:  You may vote “FOR” any one or all of the nominees, or withhold your vote for any one or more of the nominees. As the nominees are elected by a plurality of the votes cast, withheld votes and abstentions will not affect the outcome of this proposal. This proposal is considered a non-routine matter and brokers will not have discretionary authority to vote shares for which they have not received instructions;

Proposal (2) — Advisory Say on Pay Vote: You may vote “FOR” or “AGAINST” or abstain from voting.  The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the advisory proposal concerning the compensation of our named executive officers;

Proposal (3) — Advisory Vote on Frequency of Say-on-Pay Votes: You may vote “FOR” or “AGAINST” or abstain from voting.  The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the advisory vote on the frequency of say-on-pay votes; and

Proposal (4) — Ratification of Independent Registered Public Accounting Firm:  You may vote “FOR” or “AGAINST” or abstain from voting.  The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of UHY as our independent registered public accountants for the year ending December 31, 2014. Abstentions will have the same effect as a vote “AGAINST” the ratification.  Under applicable SEC rules, this proposal is considered a routine matter and brokers will have the discretionary authority to vote shares of Common Stock for which they have not received instructions.

Voting Your Shares

All shares of Common Stock represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxies.  If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted “FOR” Proposal Nos. (1), (2), (3) and (4).

Revoking Your Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked pursuant to the following actions:

-	providing written or electronic notice of revocation;
-	submitting a proxy of a later date; or
-	voting in person at the Annual Meeting.

A written notice of revocation should be sent to Blue Dolphin Energy Company, Attention:  Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002.  Depending on how you hold your shares, you can submit a proxy of a later date via the Internet, by telephone or by mail.

Who Can Answer Your Questions

To assist you with casting your vote, we have attempted to answer key questions you may have as a stockholder related to the proposals you are being asked to consider.  Please review the frequently asked questions (FAQs) section, which is included as part of this proxy statement.  If you have any additional questions, please contact Blue Dolphin, Investor Relations at (713) 568-4725.

Reimbursement of Solicitation Expenses

Blue Dolphin will bear all costs of this solicitation. Proxies will be solicited primarily by mail, but may also be solicited in person, by telephone or other electronic means by directors, officers and employees of Blue Dolphin in the ordinary course of business for which they will not receive additional compensation.  Blue Dolphin has requested that brokers, nominees, fiduciaries and other custodians send proxy materials to the beneficial owners of Common Stock, for which Blue Dolphin will reimburse them for their reasonable out-of-pocket expenses.

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FREQUENTLY ASKED QUESTIONS (FAQs)

The FAQs presented in this section are to assist you in understanding the proposals for which you are being asked to vote upon for the Annual Meeting.  The items addressed may not answer all questions that may be important to you as a stockholder.  For additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement or contact Blue Dolphin, Investor Relations at (713) 568-4725.

Procedural Matters

1.	Why am I receiving this proxy statement?
You are receiving this proxy statement because you hold shares of Blue Dolphin Common Stock as of the Record Date for the Annual Meeting.

2.	What does it mean if I receive more than one proxy?
If you receive more than one proxy form, it means that you hold shares of Common Stock in more than one account.  For example, you may own your shares of Common Stock individually, jointly with your spouse, as trustee of a trust or as custodian for a minor.  To ensure that all of your shares of Common Stock are voted, you will need to sign and return each proxy form received because they are held in a different form of ownership.

3.	Who is entitled to attend and vote at the Annual Meeting?
If you owned shares of Common Stock as of the close of business on May 13, 2014, you are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.  As of the Record Date there were approximately 10,446,218 shares of Common Stock and outstanding.

4.	When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, June 4, 2014 at 10:00 a.m. Central Daylight Time at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

5.	What do I need to do now?
After carefully reading and considering the information contained in this proxy statement, please vote your shares of Common Stock as described below.  You are entitled to one vote for each share of Common Stock you own as of the Record Date.

6.	How do I vote if I am a registered stockholder?
If your shares of Common Stock are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record or a “registered stockholder.”  Registered stockholders may vote in one of several ways, as follows: (i) by mail by completing, signing and dating each proxy form received and returning it in the enclosed prepaid envelope, (ii) via the Internet at http://www.shareholdervote.info/ and following the instructions, or (iii) in person by attending the Annual Meeting.  If voting by mail or the Internet, your voting instructions must be received by 11:59 p.m. Eastern / 10:59 p.m. Central on the date prior to the date of the Annual Meeting.  Voting by mail or the Internet will not prevent you from voting in person at the Annual Meeting.  You are encouraged to submit a proxy by mail or the Internet even if you plan to attend the Annual Meeting in person to ensure that your shares of Common Stock are present in person or represented by proxy at the Annual Meeting.

7.	How do I vote if I am a beneficial stockholder?
If your shares of Common Stock are held by a brokerage firm, bank, trust or other nominee, you are considered the “beneficial stockholder” of the shares of Common Stock being held in “street name.” These proxy materials are being forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares of Common Stock, the stockholder of record.  As the beneficial stockholder you have the right to direct your broker, bank or other holder of record on how to vote your shares of Common Stock and you are invited to attend the Annual Meeting.  Your broker, bank, trustee or nominee is obligated to provide you with a voting instruction form for voting purposes.

As a beneficial stockholder, you cannot vote your shares of Common Stock directly and must instead instruct the brokerage firm, bank, trust or other nominee in how to vote your shares of Common Stock.  With the exception of Proposal (4), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2014, which is a routine matter under applicable SEC rules, your brokerage firm, bank, trust or other nominee will only be permitted to vote shares of Common Stock on your behalf for Proposal (1), election of directors, Proposal (2)approval, on an advisory basis, Say on Pay, and Proposal (3), approval, on an advisory basis, a non-binding vote on the frequency of say-on-pay votes, at the Annual Meeting if you instruct them in how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares of Common Stock.  If you wish to vote in person at the Annual Meeting, you must bring the proxy/voting instruction form provided to you by your brokerage firm, bank, trust or other nominee, which authorizes you to vote at the Annual Meeting.  If you hold some shares of Common Stock as a registered stockholder and some shares of Common Stock as a beneficial stockholder, the shares of Common Stock cannot be combined for voting purposes because the shares of Common Stock held beneficially list the brokerage firm, bank, trust or other nominee as the stockholder of record.

8.	What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?
With the exception of Proposal (4), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2014, which is a routine matter under applicable SEC rules, your brokerage firm, bank, trust or other nominee will not be able to vote your shares of Common Stock unless you have properly instructed your nominee on how to vote.  Because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on Proposals (1), (2) and (3), failure to provide your broker or other nominee with voting instructions on how to vote your shares of Common Stock will result in a broker non-vote for Proposals (1), (2) and (3).

9.	What are the proposals that will be voted on at the Annual Meeting?
You are being asked to consider and vote upon proposals to: (1) elect four directors, (2) approval, on an advisory basis, Say on Pay, (3) approval, on an advisory basis, a non-binding vote on the frequency of say-on-pay votes, (4) ratify the selection of UHY as our independent registered public accounting firm for the year ending December 31, 2014 and (5) transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

10.	How does Blue Dolphin’s Board recommend that I vote on the proposals?
The Board has determined that each of the proposals presented in the proxy statement are in the best interests of you -- our stockholder -- and unanimously recommends that you vote “FOR” each proposal presented in the proxy statement.

11.
How many votes are required to approve an adjournment or postponement of the Annual Meeting to a later time, if necessary or appropriate, to obtain quorum or solicit additional proxies in favor of the proposals?

If a quorum is not met, the Board may submit a proposal to adjourn or postpone the Annual Meeting to a later date or dates until a quorum is met.  If a quorum is met but there are insufficient votes to adopt the proposals, our By-Laws require the affirmative vote of a majority of the votes cast in order to adjourn or postpone the Annual Meeting to a later time.  Withheld votes, abstentions and broker non-votes will have no effect on this matter.

12.	How are votes counted?
The inspector of election that is appointed for the Annual Meeting will count the votes.  Such person will separately count “FOR,” “WITHHELD,” and “AGAINST” votes, as well as abstentions and broker non-votes.

13.	What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of stockholders representing a majority of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares of Common Stock held by registered stockholders that submit a properly executed proxy form will be counted as part of the quorum.  Shares of Common Stock held by beneficial stockholder that either provide their brokerage firm, bank, trust or other nominee with voting instructions or obtain a legal proxy form for voting in person at the Annual Meeting will be counted as part of the quorum.

14.	Am I entitled to appraisal rights?
Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals presented at the Annual Meeting.

15.	What happens if I sell my shares of Blue Dolphin Common Stock before the Annual Meeting?
The date of record to determine whether stockholders are entitled to vote at the Annual Meeting is earlier than the date of the Annual Meeting.  If you transfer or sell your shares of Common Stock after the Record Date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

16.	Who can answer further questions?
For additional questions, please contact Investor Relations at (713) 568-4725.  For assistance in submitting proxies or voting shares of Common Stock, registered stockholders should contact Securities Transfer Corporation by phone at (469) 633-0101 or visit their website at http://www.stctransfer.com.  Beneficial stockholders should contact their brokerage firm, bank, trust or other nominee for additional information.

Selection of UHY as Independent Registered Public Accounting Firm

17.	How long has UHY been our independent registered public accounting firm?
UHY has been engaged as our independent registered public accounting firm since 2002.  Although ratification of UHY as our independent registered public accounting firm by our stockholders is not required by our By-Laws, the Board believes that submitting this matter to a vote reflects good corporate practice.

18.	What happens if UHY’s selection is not ratified?
In the event of a negative vote on such ratification, the Audit Committee of the Board (the “Audit Committee”) will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.

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PROPOSALS

(1) ELECTION OF DIRECTORS

Director Nominees

The Board has affirmatively determined that each of its members, with the exception of Ivar Siem and Herbert N. Whitney, is independent under applicable National Association of Securities Dealers Automated Quotations (“NASDAQ”) and SEC rules related to corporate governance. The independent members of the Board have nominated Jonathan P. Carroll, Amitav Misra, Christopher T. Morris, and Mr. Whitney to serve as directors until the next annual meeting of stockholders. Each director that has been nominated (each a “Director Nominee”) shall serve as a director until the next annual meeting of stockholders, or in each case until their successors have been duly elected and qualified, or until their earlier resignation or removal.  After the election of four (4) directors at the Annual Meeting, there will be one vacancy on the Board. The Board plans to fill the vacancy in due course following the selection of a suitable candidate, in accordance with our Amended and Restated By-Laws.

Each Director Nominee has consented to being nominated and has expressed a willingness to serve if elected. The Board has no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected.  However, should any Director Nominee become unable or unwilling to serve as a director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute Director Nominee designated by the Board.

The following sets forth, as of the Record Date, each Director Nominee’s name, age, principal occupation and directorships during the past five (5) years, as well as their relevant knowledge and experience that led to their nomination to the Board:

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Jonathan P. Carroll, 52

Blue Dolphin Energy Company
Chief Executive Officer, President
Assistant Treasurer and Secretary (since 2012)

Lazarus Energy Holdings, LLC
President and majority owner (since 2006)
LEH owns approximately 81% of our outstanding Common Stock

Since 2004, Mr. Carroll has served on the Board of Trustees of the Salient Fund Group, and has served on the compliance, audit and nominating committees of several of its private and public closed-end and mutual funds.  In January 2014, Mr. Carroll was appointed to serve on the Board of Directors of the General Partner of LRR Energy, L.P. (NYSE: LRE).

Mr. Carroll earned a Bachelor of Arts degree in Human Biology and a Bachelor of Arts degree in Economics from Stanford University, and he completed a Directed Reading in Economics at Oxford University.  Based on his educational and professional experiences, Mr. Carroll possesses particular knowledge and experience in business management, finance and business development that strengthen the Board’s collective qualifications, skills and experience.

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Amitav Misra, 36 Taxa, Inc. President and Chief Operating Officer (since 2012) Mr. Misra serves as an advisor to several start-up companies and as a mentor to SURGE Accelerator.

Mr. Misra earned a Bachelor of Arts in Economics from Stanford University. From 2007 to 2012, he worked as an independent strategy and corporate finance consultant to companies in the energy industry, and in a private investment partnership focused on real estate and energy investments.  During that period he also worked at EnerNOC, Inc., the world’s largest power demand response company, in sales and marketing roles.  From 2006 to 2007, Mr. Misra helped develop and execute the initial business plan for LEH.  Prior to LEH, he was a consultant in the Houston office of McKinsey & Co. He began his career in 2000 at the View Group, L.P.  Mr. Misra possesses particular knowledge and experience in economics, business development, private equity, and strategic planning that strengthen the Board’s collective qualifications, skills and experience.

Christopher T. Morris, 52

Tatum (a Randstad Company)
New York Managing Partner (since 2013)

MPact Partners
President (2011 to 2013)

Freddie Mac
Vice President (various divisions) (2000 to 2010)

Mr. Morris has served on Blue Dolphin’s Board since November 2012; he is currently a member of the Audit and Compensation Committees, as well as Chairman of the Special Committee on MLP Conversion.

Mr. Morris earned a Bachelor of Arts in Economics from Stanford University and a Masters in Business Administration from the Harvard Business School. Based on his educational and professional experiences, Mr. Morris possesses particular knowledge and experience in business management, finance, strategic planning and business development that strengthen the Board’s collective qualifications, skills and experience.

Herbert N. Whitney, 73

Wildcat Consulting, LLC
Founder and President (since 2006)

Mr. Whitney has served on Blue Dolphin’s Board since February 2012. He previously served on the Board of Directors of Blackwater Midstream Corporation, the Advisory Board of Sheetz, Inc., as Chairman of the Board of Directors of Colonial Pipeline Company and as Chairman of the Executive Committee of the Association of Oil Pipelines.

Mr. Whitney has more than forty-three (43) years of experience in pipeline operations, crude oil supply, product supply, distribution and trading, as well as marine operations and logistics having served as the President of CITGO Pipeline Company and in various general manager positions at CITGO Petroleum Corporation. He earned his Bachelor of Science in Civil Engineering from Kansas State University. Based on his educational and professional experiences, he possesses extensive knowledge in the supply and distribution of crude oil and petroleum products, which strengthens the Board’s collective qualifications, skills and expertise.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.

(2) ADVISORY VOTE ON SAY ON PAY

As required pursuant to Section 14A of the Exchange Act, we seek a non-binding advisory vote from our stockholders to approve the compensation of our executives as described under “Executive and Director Compensation” in this proxy statement. Say on Pay gives our stockholders the opportunity to express their views on our executive compensation. Because your vote is advisory, it will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when making future executive compensation decisions.  Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Blue Dolphin Energy Company approve, on an advisory basis, the compensation of the named executive officers as disclosed in our proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation table and any related material disclosed therein.”

The Say on Pay vote is non-binding on the Board and the Compensation Committee. However, the Board values the opinions of our stockholders as expressed through their votes and other communications with us, and the Board and the Compensation Committee will take into account the outcome of the Say on Pay vote when making future executive compensation decisions.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” SAY ON PAY.

(3) ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As required pursuant to Section 14A of the Exchange Act, we seek a non-binding advisory vote from our stockholders regarding the desired frequency for holding future non-binding advisory votes to approve the compensation of our named executive officers as described in our annual proxy statement.

This proposal gives our stockholders the opportunity to express their views as to whether say-on-pay votes should occur every one, two or three years. Stockholders may also abstain from casting a vote on this proposal.  Because your vote is advisory, it will not be binding on Blue Dolphin, the Board, or the Compensation Committee. However, the Board will carefully consider the outcome of the frequency vote and other communications from stockholders when making future decisions regarding the frequency of say-on-pay votes. Therefore, we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

After careful consideration of the various arguments supporting each frequency level, the Board believes that submitting the advisory vote on executive compensation to stockholders every three years is the most appropriate alternative at this time.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.  Stockholders will not be voting to approve or disapprove the recommendation of the Board.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of Blue Dolphin Energy Company’s named executive officers as set forth in Blue Dolphin’s proxy statement should be every year, every two years, or every three years.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE FREQUENCY ON SAY ON PAY VOTES.

(4) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For additional information related to this matter, refer to the FAQs provided as part of this proxy statement.

For purposes of determining whether to select UHY as our independent registered public accounting firm to perform the audit of our consolidated financial statements for 2014, the Audit Committee conducted a thorough review of UHY’s performance. The Audit Committee considered:

-	UHY’s performance on previous audits, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;
-	the firm’s leadership, management structure and client and employee retention;
-	the firm’s financial strength and performance; and
-	the appropriateness of fees charged.

UHY acts as our principal independent registered public accounting firm. We are asking our stockholders to ratify the selection of UHY as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Blue Dolphin and our stockholders.

A representative of UHY is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she decides, and will respond to appropriate questions.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(5) TRANSACTION OF OTHER MATTERS

At the date of this proxy statement, the Board was not aware of any matter to be acted upon at the Annual Meeting other than those matters set forth in Proposal Nos. (1), (2), (3) and (4), as described herein.  If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

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EXECUTIVE OFFICERS

The following sets forth, as of the Record Date, the name and age of each executive officer, as well as their principal occupation during the past five (5) years:

Name	Position	Since	Age
Jonathan P. Carroll	Chief Executive Officer, President, Assistant Treasurer and Secretary	2012	52

Tommy L. Byrd	Interim Chief Financial Officer, Treasurer and Assistant Secretary	2012	56

Jonathan P. Carroll was appointed Chief Executive Officer, President, Assistant Treasurer and Secretary of Blue Dolphin in 2012. He has also served as President of LEH since 2006 and is its majority owner.  LEH owns approximately 81% of our outstanding Common Stock.  Before founding LEH, Mr. Carroll was a private investor focused on direct debt and equity investments, primarily in distressed assets.  Since 2004, he has served on the Board of Trustees of Salient Fund Group, and has served on the compliance, audit and nominating committees of several of its private and public closed-end and mutual funds.  In January 2014, Mr. Carroll was appointed to serve on the Board of Directors of the General Partner of LRR Energy, L.P. (NYSE: LRE).  He earned a Bachelor of Arts degree in Human Biology and a Bachelor of Arts degree in Economics from Stanford University, and he completed a Directed Reading in Economics at Oxford University.

Tommy L. Byrd was appointed Interim Chief Financial Officer, Treasurer and Assistant Secretary of Blue Dolphin in 2012 having previously served as our Controller since November 2011. He is also an employee of LEH, where he has served since 2006. Mr. Byrd has extensive financial management, accounting and internal audit experience in the energy industry. Prior to joining LEH, he served as Chief Financial Officer of Baard Energy LLC from 2004 to 2006. From 2000 to 2004, he was Project Audit Manager at TXU Energy. From 1987 to 1998, Mr. Byrd held various positions, including Controller, at MG Trade Finance Corp. He earned a Bachelor of Business Administration in Accounting from Stephen F. Austin State University.

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COMMITTEES AND MEETINGS OF THE BOARD

Board

The Board consists of Messrs. John N. Goodpasture, Christopher T. Morris, A. Haag Sherman, Ivar Siem and Herbert N. Whitney, with Mr. Siem serving as Chairman. During 2013, the Board held one (1) regular meeting and two (2) special meetings. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served. The Board has two standing committees, the Audit Committee and the Compensation Committee. In November 2012, the Board established a Special Committee of the Board to oversee a potential conversion of Blue Dolphin from a Delaware “C” corporation to a Delaware MLP.

Audit Committee

The Audit Committee consists of Messrs. Goodpasture, Morris and Sherman with Mr. Sherman serving as Chairman.  During 2013, the Audit Committee met four (4) times. The Board has affirmatively determined that all members of the Audit Committee are independent and that Messrs. Morris and Sherman qualify as Audit Committee Financial Experts. The Audit Committee's duties include overseeing financial reporting and internal control functions and the Audit Committee’s charter is available on our website (http://www.blue-dolphin-energy.com).

Compensation Committee

The Compensation Committee consists of Messrs. Goodpasture, Morris and Sherman with Mr. Sherman serving as Chairman.  During 2013, the Compensation Committee met once. The Board has affirmatively determined that all members of the Compensation Committee are independent. The Compensation Committee does not have a charter, however, its duties are to oversee and set our compensation policies, to approve compensation of our executive officers and to administer our stock incentive plan.

MLP Special Committee

In February 2013, the Board formed a special committee comprised of Messrs. Goodpasture, Morris and Sherman, with Mr. Morris serving as Chairman, to conduct a strategic review of the feasibility of optimizing value for stockholders by converting Blue Dolphin from a publicly traded corporation to a publicly traded MLP.  During 2013, the MLP Special Committee met ten (10) times.  The Board has affirmatively determined that all current members of the MLP Special Committee are independent.  Upon completion of its review, the MLP Special Committee will make a recommendation to the Board.  There can be no assurance that the MLP Special Committee’s review will result in the proposal or completion of any conversion of Blue Dolphin.

Nominating Committee

Given the size of the Board and that a majority of its members are independent, as defined under National Association of Securities Dealers Automated Quotations (“NASDAQ”) Listing Rules, the Board adopted a “Board Nomination Procedures” policy in July 2005 in lieu of appointing a standing nominating committee. The policy is used by independent members of the Board when choosing nominees to stand for election.

The Board will consider for possible nomination qualified nominees recommended by stockholders. As addressed in the “Board Nomination Procedures” policy, the manner in which independent directors evaluate nominees for director as recommended by a stockholder will be the same as that for nominees received from other sources.

The Board will continue to nominate qualified directors of whom the Board believes will make important contributions to the Board and the Company. The Board generally requires that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have demonstrated professional achievements, have meaningful experience and have a general appreciation of the major business issues facing us. The Board also considers issues of diversity and background in its selection process, recognizing that it is desirable for its membership to have differences in viewpoints, professional experiences, educational backgrounds, skills, race, gender, age and national origin.

Director Attendance at Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting, we encourage directors to attend.  All five (5) directors attended the 2013 Annual Meeting.

AUDIT COMMITTEE REPORT

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board.  The Audit Committee is comprised solely of independent directors who have the requisite financial experience and expertise and meet the requirements of NASDAQ Listing Rule 5605(c) and SEC Rule 10A-3. The Audit Committee reviews and reassesses its written charter annually and recommends any changes to the Board for approval.  In addition, the Audit Committee periodically reviews relevant requirements of the Sarbanes-Oxley Act of 2002, as well as proposed and adopted rules of the SEC regarding Audit Committee procedures and responsibilities to ensure compliance.  The Audit Committee charter was last amended by the Board in August 2008 and is available on our website (http://www.blue-dolphin-energy.com).  Although the Audit Committee Charter was reviewed in 2013, no changes to the charter were made at that time.

The Audit Committee’s primary duties and responsibilities are to:

-	assess the integrity of our financial reporting process and systems of internal control regarding accounting;
-	assess the independence and performance of our independent registered public accounting firm; and
-	provide an avenue of communication between our independent registered public accounting firm, management and the Board.

Management is responsible for our internal controls and the financial reporting process.  Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2013 with our management and management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee discussed with UHY the matters required to be discussed pursuant to PCAOB guidance related to communication with Audit Committees.

The Audit Committee received written disclosures and the letter from UHY as required by the PCAOB guidance related to communications with Audit Committees concerning independence, and the Audit Committee discussed with UHY their independence.  The Audit Committee considered the non-audit services provided by UHY and determined that the services provided are compatible with maintaining UHY’s independence.   The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Fees paid to UHY by us in the years ended December 31, 2013 and 2012 were as follows:

	2013	2012

Audit fees	$267,205	$285,246
Audit-related fees	5,915	7,054
Tax fees	-	6,437
	$273,120	$298,737

Audit fees for 2013 and 2012 related to the audit of our consolidated financial statements and the review of our quarterly reports that are filed with the SEC. Audit-related fees for 2013 and 2012 were for consultation services related to our contemplated MLP conversion and reverse acquisition of Lazarus Energy, LLC (“LE”) in February 2012 (the “LE Acquisition”), respectively.  Tax fees for 2012 primarily included fees for tax planning services. The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Based on discussions with management and UHY, review of the representation of management and review of the report of UHY to the Audit Committee, the Audit Committee recommended to the Board that our audited  consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC.

The Audit Committee:
   A. Haag Sherman, Chairman
   John N. Goodpasture
   Christopher T. Morris

CORPORATE GOVERNANCE

Leadership Structure

Mr. Carroll, who has served as our Chief Executive Officer and President since 2012, is a Director Nominee to the Board and may be appointed as Chairman of the Board following the Annual Meeting.  Having a single leader for the Company is commonly utilized by other public companies in the United States, and we believe it will be effective for Blue Dolphin as well. This leadership structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations, and eliminates the potential for confusion or duplication of efforts. We do not believe that appointing an independent Board chairman, or a permanent lead director, would improve upon the performance of the Board.

Risk Oversight

Our Board is actively involved in overseeing Blue Dolphin’s risk management. Presentations by management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics. Furthermore, the two standing Board committees provide appropriate risk oversight. The Audit Committee oversees the accounting and financial reporting processes, as well as compliance, internal control, legal and risk matters. The Compensation Committee oversees compensation policies, including the approval of compensation for the Board and its committees, as well as management members. We believe that the processes established to report and monitor systems for material risks applicable to us are appropriate and effective.

Code of Conduct

In July 2005, the Board adopted a code of conduct (the “Code of Conduct”) applicable to all directors, officers and employees, as set forth in the Sarbanes-Oxley Act of 2002, which is publicly available on our website (http://www.blue-dolphin-energy.com). The Code of Conduct requires all directors, officers and employees to act ethically at all times, and prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

The Audit Committee established procedures to enable anyone who has a concern about our conduct or policies, or any employee who has a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Chairman of the Audit Committee. Violations and/or concerns may be sent anonymously by mail to Blue Dolphin Energy Company, Attention:  Audit Committee Chairman, 801 Travis Street, Suite 2100, Houston, Texas 77002 or such other contact information for the Audit Committee Chairman that we may post on our website from time to time.

Code of Ethics

In April 2003, the Board adopted a Code of Ethics policy that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics policy is posted on our website (http://www.blue-dolphin-energy.com) and is available to any stockholder, without charge, upon written request to Blue Dolphin Energy Company, Attention: Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002. Any amendments or waivers to provisions of the Code of Ethics policy will be disclosed on our website.

Communicating with Directors

As the Board does not receive a large volume of correspondence from stockholders, at this time, there is no formal process by which stockholders can communicate with the Board. Instead, any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: Blue Dolphin Energy Company, Attention: Secretary for the Board, 801 Travis Street, Suite 2100, Houston, Texas 77002. Currently, all communications addressed in such manner are sent directly to the indicated directors. In the future, if the Board adopts a formal process for determining how communications are to be relayed to directors, that process will be disclosed on our website.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation Policy and Procedures

In connection with the LE Acquisition, we entered into a Management Agreement with LEH pursuant to which LEH manages all of our subsidiaries and operates all of our assets, including the Nixon Facility.   On May 12, 2014, the Management Agreement was amended to make the following modifications: (i) amend the term of the Management Agreement by establishing that the earliest date that the Management Agreement shall expire is August 12, 2015, and (ii) amend and restate the name of the Management Agreement from “Management Agreement” to “Operating Agreement”.  Under the Operating Agreement, all Blue Dolphin personnel work for and are paid directly by LEH. LEH bills Blue Dolphin at cost for personnel. As a result, with the exception of options outstanding for Mr. Siem, options outstanding for Blue Dolphin employees under our stock incentive plan were cancelled 90 days following the effective date of the Operating Agreement.  All of Mr. Siem’s options expired in October 2013.

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Compensation for Named Executives

The following table sets forth the compensation paid to our principal executive officer, principal financial officer, and the most highly compensated executive officers other than the principal executive officer and principal financial officer whose annual salary exceeded $100,000 in the fiscal year ended December 31, 2013 (collectively, the “Named Executive Officers”) for services rendered to Blue Dolphin:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Option Awards	Total

Jonathan P. Carroll
Chief Executive Officer and President	2013	$ -	$ -	$ -
	2012	$ -	$ -	$ -

Tommy L. Byrd(1)
Interim Chief Financial Officer	2013	$ 100,000	$ -	$ 100,000
	2012	$ 91,804	$ -	$ 91,804

(1)	Mr. Byrd works for and is paid directly by LEH. However, a portion of his compensation is billed to Blue Dolphin at cost pursuant to the Operating Agreement.

Compensation Risk Assessment

Blue Dolphin’s approach to compensation practices and policies applicable for non-executive employees throughout our organization is consistent with that followed for executive employees. Base pay is based on market median for each position, and bonuses and stock based incentives are based on individual and Blue Dolphin’s performance. Blue Dolphin believes its practices and policies in this regard are not reasonably likely to have a materials adverse effect on us.

Outstanding Equity Awards at December 31, 2013

None.

Director Compensation Policy and Procedures

We do not have any directors that are also our employees. Compensation for members of the Board and committees of the Board is approved by the Board based on recommendations by Mr. Siem as Chairman of the Board.

Compensation for Non-Employee Directors

During 2013, the annual retainer payable to non-employee directors serving on the Board was increased from $20,000 to $50,000.  Payments are made: (i) in common stock and cash on a quarterly rotating basis.  Blue Dolphin common stock with a fair value of $12,500 is issued in the first and third quarters of each year with the number of shares of common stock issued determined by the closing price of Blue Dolphin’s common stock on the last trading day in the respective quarterly period.  The shares of common stock are issued as restricted pursuant to applicable securities holding periods for affiliates.  Cash payments in the amount of $12,500 are made to non-employee directors serving on the Board in the second and fourth quarters of each year.

Additional compensation is paid to non-employee directors serving on the Audit Committee and the MLP Special Committee.  The chairman of the Audit Committee and the MLP Special Committee are each paid an annual retainer of $10,000 in cash.  Members of the Audit Committee and the MLP Special Committee are paid an annual retainer of $5,000 in cash.  Cash payments are made to non-employee directors serving on the Audit Committee and the MLP Special Committee in the second and fourth quarters of each year.  No additional compensation is paid to directors serving on the Compensation Committee. Directors are entitled to reimbursement for reasonable out-of-pocket expenses related to in-person meeting attendance.

The following table sets forth the compensation earned by non-employee directors during the year ended December 31, 2013:

	Fees Earned
Name	Payable in Common Stock Awards(1)	Payable in Cash

John N. Goodpasture	$ 25,000	$ 35,000
Chris T. Morris	25,000	40,000
A. Haag Sherman	25,000	40,000
Ivar Siem	-	100,000
Herbert N. Whitney	25,000	25,000
	$ 100,000	$ 240,000

(1)
At December 31, 2013, each non-employee director had total restricted awards of common stock outstanding as follows: Mr. Goodpasture – 34,526, Mr. Morris – 5,718, Mr. Sherman – 7,142, Mr. Siem – 87,959 and Mr. Whitney – 7,142.

Family Relationships between Directors and Executive Officers

As of the Record Date, there were no relationships between any of our directors or executive officers and any other director or executive officer of Blue Dolphin.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The table below sets forth information with respect to persons or groups known to us to be the beneficial owners of more than five percent (5%) of our common stock as of the Record Date. Unless otherwise indicated, each named party has sole voting and positive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Lazarus Energy Holdings, LLC	8,426,598	80.7%

(1)
Based upon 10,446,218 shares of Common Stock outstanding (10,596,218 shares of Common Stock issued less 150,000 shares of Common Stock held in treasury and 0 shares of Common Stock issuable upon exercise of stock options, all as of the Record Date).

Security Ownership of Management

The table below sets forth information as of the Record Date with respect to: (i) directors, (ii) executive officers and (iii) directors and executive officers as a group beneficially owning our Common Stock.  Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Jonathan P. Carroll(2)	8,426,598	80.7%
Common Stock	Ivar Siem	93,040	*
Common Stock	John N. Goodpasture	37,067	*
Common Stock	A. Haag Sherman	9,683	*
Common Stock	Herbert N. Whitney	9,683	*
Common Stock	Christopher T. Morris	8,259	*
Common Stock	Tommy L. Byrd	---	---

Directors/Nominees and Executive Officers as a Group (7 Persons)		8,584,330	82.2%

(1)
Based upon 10,446,218 shares of Common Stock outstanding (10,596,218 shares of Common Stock issued less 150,000 shares of Common Stock held in treasury and 0 shares of Common Stock issuable upon exercise of stock options, all as of the Record Date).

(2)	Includes 8,426,456 shares issued to Lazarus Energy Holdings, LLC (“LEH”). Mr. Carroll is the majority owner of LEH.
*      Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders who own more than ten percent (10%) of the Common Stock, to file reports of stock ownership and changes in ownership with the SEC and to furnish us with copies of all such reports as filed.  Based solely on a review of the copies of the Section 16(a) reports furnished to us, we are aware that during 2013, no filings were made late.

DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS

Director Nominations and Proposals Process

We have tentatively set the 2015 Annual Meeting of Stockholders for June 10, 2015.  Accordingly, stockholders should submit nominations and proposals in accordance with the guidance set forth below.

Director Nominations Deadline

Our Amended and Restated Certificate of Incorporation provides that no person shall be eligible for nomination and election as a director unless written notice of such nomination is received from a stockholder of record by the Secretary of Blue Dolphin at least ninety (90) calendar days before the anniversary date of the previous year’s annual meeting.  Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board.  In order to avoid controversy as to the date on which a director nomination is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested.  (See “Nomination Procedures” in this Proxy Statement for more information.)

We did not receive any director nominee submissions by March 4, 2014, the deadline for the 2014 Annual Meeting.  The director nominee submission deadline for the 2015 Annual Meeting of Stockholders is March 11, 2015.

Stockholder Proposals Deadline

Pursuant to SEC requirements, stockholders of record must submit stockholder proposals, for inclusion in the printed proxy materials, to us at least one hundred (120) calendar days before the date we released the previous year’s proxy statement for our annual meeting of stockholders. Any stockholder of record that intends to submit a stockholder proposal, not for inclusion in the printed proxy materials, must notify us at least forty-five (45) calendar days prior to the date we mail the proxy materials to stockholders.  In order to avoid controversy as to the date on which a stockholder proposal is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested.

We did not receive any stockholder proposal submissions by January 7, 2014, the deadline for inclusion in the printed materials for the 2014 Annual Meeting, or by March 21, 2014, the deadline not for inclusion in the printed materials for the 2014 Annual Meeting. The stockholder proposal submission deadline for the 2015 Annual Meeting of Stockholders is February 9, 2015 for inclusion in the printed proxy materials, and April 24, 2015 not for inclusion in the printed proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and file with the SEC proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as required.  Stockholders may read and copy any document we file at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549 between the hours of 9:00 a.m. and 5:00 p.m. Eastern, except federal holidays and official closings.  Please call the SEC at (202) 551-8090 for further information on the public reference rooms.  Blue Dolphin’s SEC EDGAR and XBRL filings are also available to the public from the SEC’s website at http://www.sec.gov and Blue Dolphin’s website at http://www.blue-dolphin-energy.com.  Copies of SEC EDGAR filings, including those incorporated by reference in this proxy statement, can be obtained free of charge by contacting Blue Dolphin, Investor Relations at (713) 568-4725 or by submitting a written request to Blue Dolphin Energy Company, Attention:  Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC.  This means that we can disclose important information to stockholders by referring to those documents.  The information incorporated by reference is considered to be a part of this proxy statement, and later information Blue Dolphin files with the SEC as specified below will update and supersede that information. We incorporate by reference the following documents filed with the SEC: (i) our Annual Reports and (ii) our Quarterly Reports.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Brokers, banks or other nominees may deliver only one copy of this proxy statement to multiple beneficial stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the beneficial stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. Beneficial stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports that wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all beneficial stockholders at the shared address in the future.

Registered and beneficial stockholders who wish to receive a separate copy of this proxy statement, now or in the future, should submit their request to Blue Dolphin, Investor Relations at (713) 568-4725, or submit a written request to Blue Dolphin Energy Company, Attention: Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

By Order of the Board

/s/ IVAR SIEM
Ivar Siem
Chairman of the Board

Houston, Texas
May 19, 2014

BLUE DOLPHIN ENERGY COMPANY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 4, 2014 AT 10:00 AM CDT
CONTROL ID:
REQUEST ID:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE.  THE SIGNER ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT, REVOKES ALL PREVIOUS PROXIES AND APPOINTS JONATHAN P. CARROLL AND TOMMY L. BYRD, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND AUTHORIZES EACH OF THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE, ALL OF THE SHARES OF COMMON STOCK OF BLUE DOLPHIN ENERGY COMPANY HELD OF RECORD BY THE SIGNER AT THE CLOSE OF BUSINESS ON MAY 13, 2014, AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by the internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	http://www.shareholdervote.info/

ANNUAL MEETING OF THE STOCKHOLDERS OF BLUE DOLPHIN ENERGY COMPANY			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	ELECT FOUR (4) DIRECTORS.	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Director Nominees:		☐	☐
	(1) Jonathan P. Carroll				☐
	(2) Amitav Misra				☐	CONTROL ID:
	(3) Christopher T. Morris				☐	REQUEST ID:
	(4) Herbert N. Whitney				☐

Proposal 2	APPROVE, ON AN ADVISORY BASIS, A NON-BINDING VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3	APPROVE, ON AN ADVISORY BASIS, A NON-BINDING VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES	à	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
			☐	☐	☐	☐

Proposal 4	RATIFY UHY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 5	TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)